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                                      LEASE




BETWEEN:

                               2725321 CANADA INC.

                                                      LANDLORD

AND:

                      APPLIED DIGITAL ACCESS - CANADA, INC.

                                                      TENANT



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                            IMPERIAL SQUARE LAKE CITY

                            BURNABY, BRITISH COLUMBIA

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                           8630 - 8654 Commerce Court
                            Burnaby, British Columbia